UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – April 7, 2004

THE TITAN CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-6035	95-2588754
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3033 Science Park Road San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

(858) 552-9500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Item 5.	Other Events and Required FD Disclosure

On April 7, 2004, Lockheed Martin Corporation and The Titan Corporation issued a press release announcing that they have amended their merger agreement. A copy of the press release is filed as Exhibit No. 99.1 and is incorporated by reference into this report.

A copy of the Amendment No. 3 to Agreement and Plan of Merger is filed as Exhibit No. 2.1 and is incorporated by reference into this report.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit No.	Description

2.1	Amendment No. 3 to Agreement and Plan of Merger dated April 7, 2004, by and among Lockheed Martin Corporation, LMC SUB ONE, INC., LMC LLC ONE, LLC, and The Titan Corporation.

99.1	Press Release dated April 7, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 7, 2004

THE TITAN CORPORATION

By:	/s/ MARK W. SOPP

Name: Title:	Mark W. Sopp Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

2.1	Amendment No. 3 to Agreement and Plan of Merger dated April 7, 2004, by and among Lockheed Martin Corporation, LMC SUB ONE, INC., LMC LLC ONE, LLC, and The Titan Corporation.

99.1	Press Release dated April 7, 2004.